Note 11 - Deferred Charges, Net	12 Months Ended
Dec. 31, 2014
Deferred Charges Net Disclosure [Abstract]
Deferred Charges Net Disclosure [Text Block]

11. DEFERRED CHARGES, NET

The movement of the deferred charges, net, as of December 31, 2014 is as follows:

Financing Costs
Net Book Value at December 31, 2011	$5,742
Additions	564
Amortization	(1,781)
Write-offs	(3,952)
Net Book Value at December 31, 2012	$573
Additions	376
Amortization	(460)
Net Book Value at December 31, 2013	$489
Additions	498
Amortization	(158)
Net Book Value at December 31, 2014	$829

December 31, 2013	489
Current	$489
December 31, 2014	829
Current	$829

During 2014, the Company paid $498 to acquire Newlead Albion and Newlead Venetico, under their respective sale and lease back agreements (refer to Note 17). The amount refers to arrangement fees of 1% of the purchase price pursuant to the lease back agreements and legal fees.

On March 28, 2013, the Company agreed with Portigon AG (“Portigon”) to certain amendments to the credit facility. Total fees of $250 were capitalized as a result of this amendment (refer to Note 15). On July 9, 2013, the Company agreed with Mojave Finance Inc, to extend the maturity of the loan agreement with a fee of $126 which was fully amortized during 2013 (refer to Note 15).

As of December 31, 2012, the Company was in active negotiations with its lenders (see Notes 15 and 16). For indebtedness which the Company expected that the lender would call the debt, and neither a waiver nor a restructuring of the debt was available, the Company concluded that certain deferred finance fees and other costs should be written off and as such accelerated the amortization. As a result, during the year ended December 31, 2012, the Company recorded a charge of $3,952, of which $3,882 is included within “Interest & Finance Expense” from continuing operations and the remaining amount of $70 is included in Loss from discontinued operations.